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                                                                 EXHIBIT 10.22.2

                         FIRST AMENDMENT TO THE AMENDED

                       REVOLVING LINE OF CREDIT AGREEMENT

This FIRST AMENDMENT ("Amendment") is dated as of October 15, 2002, by and between WFS RECEIVABLES CORPORTION, a California corporation (the "Borrower"), and WESTERN FINANCIAL BANK a federal savings bank (the "Bank"), and amends the AMENDED REVOLVING LINE OF CREDIT AGREEMENT ("Agreement") entered into by the parties on June 30, 2002 with reference to the following:

                                    RECITALS

A.      The Agreement is being amended as follows:

                                    AGREEMENT

        In consideration of the mutual promises set forth herein, and in reliance upon the recitals set forth above, the parties agree as follows:

        1.      CERTAIN DEFINITIONS

                The definition of "BORROWING CERTIFICATE" is hereby added to the Agreement and shall read as follows:

                "BORROWING CERTIFICATE" shall mean a borrowing request executed by the Borrower in substantially the form attached hereto as Exhibit A or such other form as may be acceptable to the Bank in its sole and absolute discretion.

        2. Section 2.2 of the Agreement is restated in its entirety as follows:

                NOTICE AND MAKING OF ADVANCES. Whenever the Borrower desires to draw down an Advance, the Borrower shall execute and deliver to the Bank a Borrowing Certificate prior to each requested Advance, and such Borrowing Certificate shall be irrevocable. The Borrower hereby irrevocably authorizes the Bank, on behalf of Borrower, to retain from time to time any Advance or portion thereof to be used to pay any outstanding Interests or Costs hereunder which is then due and unpaid. The conditions herein with respect to the making of Advances are for the benefit of the Bank and the Bank may modify or waive any of such conditions in its sole and absolute discretion.

        3.      A new Section 4.2 will be added to the Agreement:

                4.2 BORROWING CERTIFICATE. The Borrower shall have timely delivered to the Bank, in accordance with Section 2.2 hereof, a Borrowing Certificate duly completed and executed by the Borrower.

        4.      The original sections 4.2 through 4.5 shall be deemed renumbered
                4.3 through 4.6.

        5. Except as specifically amended herein, all terms of the Agreement shall remain in full force and effect.

        6. Capitalized terms not defined herein shall have the meanings set forth in the Agreement.



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Wherefore, the undersigned have executed this Amendment on the date set forth below to be effective as of the date first set forth above.


WFS RECEIVABLES CORPORATION             WESTERN FINANCIAL BANK

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John Coluccio, President                Lee A. Whatcott,
                                        Senior Executive Vice President,
                                        Chief Financial Officer and
                                        Chief Operating Officer